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                                                                 EXHIBIT 10.18.4

               FOURTH AMENDMENT TO AGREEMENT OF PURCHASE AND SALE

         THIS FOURTH AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this "AMENDMENT") is made as of the 2nd day of September, 2004, by and between ASHFORD HOSPITALITY LIMITED PARTNERSHIP, a Delaware limited partnership ("PURCHASER"), and DUNN FAMILY ASSOCIATES, LLP, an Indiana limited liability partnership, as the sole Beneficiary with sole management and control under that certain Land Trust Agreement dated July 16, 1990, HOTEL INVESTMENT, LLC, an Indiana limited liability company, ENCORE HOTELS OF BLOOMINGTON, INC., an Indiana corporation, ENCORE HOTELS OF TERRE HAUTE, LLC, an Indiana limited liability company, ENCORE RESIDENTIAL HOTELS OF EVANSVILLE, LLC, an Indiana limited liability company, ENCORE HOTELS OF COLUMBUS, LLC, an Indiana limited liability company, ENCORE HOTELS OF HORSE CAVE, LLC, a Kentucky limited liability company, ENCORE HOTELS OF PRINCETON II, LLC, an Indiana limited liability company, and DUNN HOSPITALITY GROUP, LLC, an Indiana limited liability company (collectively, "SELLER").

                                    RECITALS

         A. Seller and Purchaser have entered into that certain Agreement of Purchase and Sale dated as of May 19, 2004, as amended by that certain First Amendment to Agreement of Purchase and Sale dated July 1, 2004 that certain Second Amendment to Agreement of Purchase and Sale dated July 23, 2004, and that certain Third Amendment to Agreement of Purchase and Sale dated August 4, 2004, executed by Purchaser and Seller (collectively, the "PURCHASE AGREEMENT"), which provides, among other things, for the Purchaser's purchase of the Property from the Seller.

         B. Seller and Purchaser wish to modify and amend the Purchase Agreement (as amended, the "AGREEMENT") as hereinafter provided.

         NOW, THEREFORE, in consideration of the mutual covenants provided herein and for other good and valuable consideration, the receipt and sufficiency of which Seller and Purchaser hereby acknowledge, Seller and Purchaser hereby agree as follows:

         1. Definitions. Capitalized terms not otherwise defined in this Amendment shall have the meanings given to them in the Agreement. The following definitions are added and incorporated into Section 1.1 of the Agreement:

          "COMMON STOCK" has the meaning given such term in the attached Exhibit 1 (Registration Rights Agreement).

         "COMPANY" shall mean Ashford Hospitality Trust, Inc., a Maryland corporation.

         "DUNN APPROVED TRANSFEREE" has the meaning given such term in the attached Exhibit 2 (Partnership Amendment).

          "GUARANTY" shall mean the Guaranty as defined in the Third Amendment to Agreement of Purchase and Sale.

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         "PARTNERSHIP AGREEMENT" shall mean the Second Amended and Restated
Agreement of Limited Partnership of Purchaser, as the same has been and may be amended from time to time.

         "PLEDGE AGREEMENT" shall mean have the meaning ascribed to such term in the Third Amendment to Agreement of Purchase and Sale.

         "REGISTRATION RIGHTS AGREEMENT" shall mean the Registration Rights Agreement attached hereto as Exhibit 1.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

         "UNIT RECIPIENT" shall mean any Seller who shall acquire and have any Unit issued to it by Purchaser pursuant to this Agreement.

         "UNITS" shall mean "COMMON PARTNERSHIP UNITS" in Purchaser, as defined and described in the Partnership Agreement.

         2. Subsection 2.2(b) of the Agreement is hereby revised and amended to insert the following as the last sentence of such Subsection:

                           "The percentage of the total amount of Units issued
                  pursuant to this Agreement as allocated to each Unit Recipient is set forth on Schedule 1 attached hereto."

         3. ARTICLE III of the Agreement is hereby revised to add a new Section
3.31 as follows:

                           "3.31 Investment Representations and Warranties. Each Unit Recipient represents, warrants and covenants as follows:

                           (a) Unit Recipient is an `ACCREDITED INVESTOR' within
                  the meaning of Rule 501(a) promulgated under the Securities Act, and understands the risks of, and other considerations relating to, the purchase of the Units. Unit Recipient, by reason of its business and financial experience, together with the business and financial experience of those persons, if any, retained by it to represent or advise it with respect to its investment in the Units, (i) has such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type, (ii) is capable of evaluating the merits and risks of an investment in Purchaser and of making an informed investment decision,
                  (iii) is capable of protecting its own interest or has engaged representatives or advisors to assist it in protecting its interests and (iv) is capable of bearing the economic risk of such investment.

                           (b) The Units to be issued to Unit Recipient will be
                  acquired by Unit Recipient for its own account for investment only and not with a view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein, other than the potential distribution of the Units to the

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                  respective partners or members of Unit Recipient, as
                  applicable, following the expiration of the lock-up period provided in Section 6.15 of this Agreement.

                           (c) Unit Recipient acknowledges that (i) the Units to
                  be issued to Unit Recipient have not been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws, (ii) Purchaser's reliance on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of Unit Recipient contained herein, (iii) such Units, therefore, cannot be resold unless registered under the Securities Act and applicable state securities laws (unless an exemption from registration is available), (iv) there is no public market for such Units, and (v) Purchaser has no obligation or intention to register such Units for resale under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws. Unit Recipient hereby acknowledges that because of the restrictions on transfer or assignment of such Units to be issued hereunder (such restrictions on transfer or assignment being set forth in this Agreement and the Partnership Agreement), Unit Recipient may have to bear the economic risk of the investment commitment evidenced by this Agreement and any Units purchased hereby for an indefinite period of time, although (x) Units may be redeemed at the request of the holder thereof for cash or (at the option of the general partner of Purchaser) for Common Stock of Company pursuant to the terms of the Partnership Agreement (which redemption rights may be limited or modified pursuant to the terms of the Partnership Agreement) and (y) Company and Unit Recipient will execute and deliver a Registration Rights Agreement in the form attached hereto as Exhibit 1.

                           (d) The address set forth for Unit Recipient in this
                  Agreement is the address of the Unit Recipient's principal place of business or residence, as applicable, and Unit Recipient has no present intention of becoming a resident of any country, state or jurisdiction other than the country and state in which such principal place of business or residence, as applicable, is sited."

         4. ARTICLE IV of the Agreement is hereby revised to add a new Section
4.6 as follows:

                           "4.6 Issuance of Units. Capitalized terms used in
                  this Section 4.6 and not otherwise defined shall have the meaning given such terms in the Partnership Agreement.

                           (a) The Partnership Agreement shall be amended
                  effective with the Closing Date in the form attached hereto as
                  Exhibit 2 (the `PARTNERSHIP AMENDMENT'), to provide for the issuance of the Units to Unit Recipients as provided herein. The Units to be issued in connection with the transactions herein contemplated have been, or prior to the Closing Date will have been, duly authorized for issuance by Purchaser to Unit Recipients and, on the Closing Date,

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                  will be validly issued. The rights and obligations of Unit holders will be as set forth in the Partnership Agreement, provided that, after the expiration of the lock-up period as provided in Section 6.15 of this Agreement and the Lock-Up Agreement, a Transfer of the Units by Unit Recipients to any Dunn Approved Transferee shall be excepted from the restrictions of Subsections 9.5(a) and 9.6(a)(i) of the Partnership Agreement.

                           (b) With respect to the transfer of Units by Unit
                  Recipients to any Dunn Approved Transferee after the lock-out period as contemplated by Subsection 4.6(a) of this Agreement, the parties further agree that the provisions relating to a `Transfer' in Section 9.5 and Section 9.6 of the Partnership Agreement will be deemed to have been satisfied or discharged as to any such Transfer to such Dunn Approved Transferee upon the following:

                  (i) such Dunn Approved Transferee completes, executes and delivers to the Partnership the Subscriber Questionnaire in the form attached hereto as Exhibit 3;

                  (ii) such Dunn Approved Transferee executes and delivers to the Partnership the Power of Attorney and Limited Partner Signature Page in the form attached hereto as
                           Exhibit 4;

                  (iii) such Dunn Approved Transferee executes and delivers to the Partnership a letter in the form of Exhibit 6 attached hereto, containing the representations, warranties, and agreement set forth in Section 3.31;

                  (iv) such Dunn Approved Transferee executes and delivers to Company the signature page to the Registration Rights Agreement, the form of which is attached hereto as Exhibit 1;

                  (v) such Dunn Approved Transferee is an `accredited investor' within the meaning of Rule 501 of the Securities Act, as evidenced by the Subscriber Questionnaire; and

                  (vi) the Partnership shall not have received an opinion from legal counsel that there has been a change in the Securities Act or any applicable federal or state securities or `Blue Sky' law, (including investment suitability standards) which would require registration under the Securities Act of the Units being transferred to the Dunn Approved Transferee."

         5. ARTICLE V of the Agreement is hereby revised to add a new Subsection 5.1(o) as follows:

                  "(o) Offering of Units. There shall have been no change in any securities or related law or interpretation, nor any change in Seller's status as an `accredited investor' under the Securities Act that would render the consummation of the conveyance of the

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         Property for Units, as contemplated by this Agreement, a violation of any such laws or interpretations thereof."

         6. ARTICLE VI of the Agreement is hereby revised as follows:

         a. A new Section 6.10 is added as follows:

                  "6.10 Prospective Subscriber Questionnaire. Each Unit Recipient shall deliver to Purchaser, at or prior to the expiration of the Study Period, a Prospective Subscriber Questionnaire with respect to such Unit Recipient in substantially the form attached hereto and made a part hereof as Exhibit 3. Each Unit Recipient shall also deliver to Purchaser, upon Purchaser's reasonable request, such other information, certificates and materials as Purchaser may reasonably request in connection with offering the Units without registration under the Securities Act and the securities laws of applicable states and other jurisdictions."

         b. A new Section 6.11 is added as follows:

                  "6.11 Delivery of Tax Information. In connection with the issuance of Units to Unit Recipients, each Unit Recipient shall deliver to Purchaser no later than the Closing, at such Unit Recipient's sole cost and expense, the following information in a form reasonably determined by the Unit Recipients:

                           (a) depreciation and amortization schedules for all
                  assets constituting or otherwise included in such Unit Recipient's respective Property (the `Assets'), as kept for both book and tax purposes, showing original basis and accumulated depreciation or amortization;

                           (b) basis information (computed for both book and tax
                  purposes, if different) for all non-depreciable, non-amortizable Assets;

                           (c) the adjusted basis of such Unit Recipient's
                  respective partners or members, as the case may be, in the Assets;

                           (d) calculations of the estimated amounts of gain to
                  be realized and recognized by such Unit Recipient's respective partners or members, as the case may be, as a result of the transactions contemplated by this Agreement, including the disclosure of the method by which such amounts are calculated;

                           (e) breakouts of basis information for any other
                  balance sheet accounts of such Unit Recipient for which information has not been provided pursuant to the other clauses of this Section;

                           (f) the names and numbers of such Unit Recipient's
                  respective partners or members, as the case may be; and

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                           (g) for each of such Unit Recipient's respective
                  partners or members, as the case may be, that is a partnership (or other entity treated as a partnership for federal income tax purposes), S corporation or grantor trust (any of the foregoing, a `LOOK-THROUGH ENTITY'), and for each look-through entity that holds an indirect interest in such Unit Recipient through other look-through entities, the names and numbers of such entity's partners, shareholders or grantors."

         c. A new Section 6.12 is added as follows:

                  "6.12 Cooperation on Tax Matters. In connection with the issuance of Units to the Unit Recipients, each Unit Recipient shall provide reasonable assistance to Company to enable Company to prepare its tax returns. Each Unit Recipient shall deliver to Company copies of its federal, state and local tax returns (including information returns) for the tax year in which the Closing occurs, including any amendments thereto, and each Unit Recipient shall notify Company, in writing, of any audits of such returns, or of any audits for other tax years that could affect the amounts shown on the returns, for the tax year in which the Closing occurs. Copies of such returns shall be provided to Company in draft form at least twenty (20) days before they are filed and in final form upon filing. Each Unit Recipient shall also provide to Company, promptly upon receipt, any notice that such Unit Recipient receives from any of its respective partners or members, as the case may be, that such partner or member intends to prepare its tax returns in a manner inconsistent with the returns filed by such Unit Recipient. The parties understand and agree that the tax returns filed by each Unit Recipient will be substantially consistent with the information provided to Company pursuant to this Agreement. The provisions of this Section shall survive the Closing."

         d. A new Section 6.13 is added as follows:

                  "6.13 Information Regarding the Restrictions on Beneficial Ownership of Units. From the date of this Agreement until the Closing, and then so long as a Unit Recipient holds any Units, such Unit Recipient shall promptly provide Purchaser with written notice of any change in the identity or number of its respective partners or members, as the case may be (or of its indirect partners or members as identified pursuant to this Agreement), and shall provide the information called for in this Amendment with respect to any such change. In addition, so long as a Unit Recipient holds any Units, any such Unit Recipient shall not, without the prior written consent of
         Purchaser: (i) admit additional partners or members, (ii) permit the transfer of interests in such Unit Recipient to a look-through entity, or (iii) permit any transfer of interests in such Unit Recipient if, as a result of the admissions or transfers described in the foregoing (i) through (iii), the number of direct or indirect beneficial owners in such Unit Recipient would increase. Each Unit Recipient shall use its best efforts to secure the compliance of any look-through entities that hold direct or indirect interests in such Unit Recipient with the requirements of this Section as if such requirements applied directly to such entities. Each Unit Recipient acknowledges that the provisions of this Section are imposed to aid Purchaser in avoiding taxation as a corporation for federal income tax purposes, agrees that monetary damages may be insufficient to remedy the potential harm caused by any

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         breach of the provisions of this Section, and agrees that injunctive relief, including specific performance or another equitable remedy would be an appropriate remedy. The provisions of this Section shall survive the Closing."

         e. A new Section 6.14 is added as follows:

                  "6.14 Partnership Agreement. Each Unit Recipient agrees to be bound by and subject to all of the terms of the Partnership Agreement, including the grant of the Power of Attorney to the general partner of the Partnership. At or prior to the Closing, each Unit Recipient shall execute and deliver to Purchaser a Power of Attorney and Limited Partner Signature Page in substantially the form attached hereto and made a part hereof as Exhibit 4."

         f. A new Section 6.15 is added as follows:

                  "6.15 Lock Up Agreement. Each Unit Recipient acknowledges and agrees that all Units issued to it at Closing must be held by such Unit Recipient for a period of one (1) year from the Closing Date with respect to one-half (1/2) of the Units, and two (2) years with respect to the remaining one-half (1/2) of the Units, and, during such period, may not be assigned, pledged, sold or otherwise transferred in whole or in part or subjected to any claim, lien, pledge, voting agreement, option, charge, security interest, mortgage, deed of trust, encumbrance, rights of assignment, purchase rights or rights of any nature whatsoever of any third party. Accordingly, at or prior to the Closing, each Unit Recipient shall execute and deliver to Purchaser a Lock Up Agreement (the "LOCK UP AGREEMENT") in substantially the form attached hereto and made a part hereof as Exhibit 5."

         g. A new Section 6.16 is added as follows:

                  "6.16 Pledge Agreement. At the time of the execution of the Guaranty, each Unit Recipient agrees to pledge its respective Units to Purchaser as security for the Guaranty upon the terms and provisions as set forth in the Pledge Agreement, in the form attached hereto and made a part hereof as Exhibit 7, and accordingly each Unit Recipient shall execute and deliver to Purchaser the Pledge Agreement at Closing or at such later date that the Guaranty is executed."

         h. A new Section 6.17 is added as follows:

                  "6.17 Guaranty. In the event of a Reimbursement Obligation, Dunn Hospitality Group Manager, Inc. and John M. Dunn shall guarantee payment of the Reimbursement Obligation to Purchaser, and any costs, fees or other amounts arising in connection with such guarantee, in accordance with and as provided and described in the Guaranty, in the form attached hereto and made a part hereof as Exhibit 8 (the "GUARANTY"), subject to the conditions set forth in the Guaranty and Seller shall cause to be executed and delivered to Purchaser the Guaranty at Closing or at such later date as the applicable parties agree to the PIP Budget (as defined in the Guaranty)."

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         i. The following sentence is added to the end of ARTICLE VI:

                  "The foregoing covenants of Seller and the Unit Recipients are for the benefit of Purchaser and Company or any of their assignees of their respective rights under this Agreement."

         7. ARTICLE VII of the Agreement is revised as follows:

         a. Section 7.2 is revised to change the Subparagraph (ll) to (rr) and to add the following new Subsections 7.2(ll), 7.2(mm), 7.2(nn), 7.2(oo), 7.2(pp) and 7.2(qq):

                  "7.2(ll) The Prospective Subscriber Questionnaire.

                  7.2(mm) The Lock-Up Agreement restricting transfer of Units.

                  7.2(nn) The Registration Rights Agreement.

                  7.2(oo) The Power of Attorney and Limited Partner Signature
                  Page

                  7.2(pp) The Pledge Agreement, if applicable in accordance with
                  Section 6.16.

                  7.2(qq) The Guaranty, if applicable in accordance with Section 6.17."

         b. Section 7.3 is revised to change subparagraph (e) to (g) and to add the following new Subsections 7.3(e) and 7.3(f):

                           "(e) To Unit Recipients, the Partnership Amendment
                  executed by the general partner of Purchaser.

                           (f) To Unit Recipients, the Registration Rights
                  Agreement executed by Company."

         8. Conflicts. Except to the extent expressly modified by this Amendment, the terms, provisions and conditions of the Agreement are hereby ratified and confirmed and shall remain in full force and effect, unmodified by the terms and provisions hereof and, in the event of any conflict between the terms and provisions of the Agreement and this Amendment, the terms and provisions of this Amendment shall be deemed controlling.

         9. Counterparts. The parties hereto may execute this Amendment in one or more identical counterparts, all of which when taken together will constitute one and the same instrument. Copied or telecopied signatures may be attached hereto and shall have the same binding and legal effect as original signatures.

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     [signature page to Fourth Amendment to Agreement of Purchase and Sale]

         IN WITNESS WHEREOF, Seller and Purchaser have caused this Amendment to be executed effective as of the date first above written.

                                    SELLER:

Seller:                    Dunn Hospitality Group, LLC
Purchaser:                 Ashford Louisville LP, d/b/a Ashford Louisville
                           Limited Partnership
Property Address:          819 Phillips Lane, Louisville, Kentucky  40209
Hotel:                     Courtyard Inn

                                       DUNN HOSPITALITY GROUP, LLC
                                       By: Dunn Hospitality Group Manager, Inc.,
                                       Its Manager

                                       /s/ JOHN M. DUNN
                                       ----------------
                                       John M. Dunn, President

Seller:                    Encore Hotels of Bloomington, Inc.
Purchaser:                 Ashford Bloomington LP
Property Address:          310 South College Avenue, Bloomington, IN  47403
Hotel:                     Courtyard Inn

                                       ENCORE HOTELS OF BLOOMINGTON, INC.

                                       /s/ JOHN M. DUNN
                                       ----------------
                                       John M. Dunn, President

Seller:                    Encore Hotels of Columbus, LLC
Purchaser:                 Ashford Tipton Lakes LP
Property Address:          3888 Mimosa Drive, Columbus, IN  47201
Hotel:                     Courtyard Inn

                                       ENCORE HOTELS OF COLUMBUS, LLC
                                       By: Dunn Hospitality Group Manager, Inc.,
                                       its Manager

                                       /s/ JOHN M. DUNN
                                       ----------------
                                       John M. Dunn, President

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Seller:                    Encore Hotels of Horse Cave, LLC
Purchaser:                 Ashford Horse Cave Limited Partnership
Property Address:          750 Flintridge Road, Horse Cave, Kentucky  42749
Hotel:                     Hampton Inn

                                       ENCORE HOTELS OF HORSE CAVE, LLC
                                       By: Dunn Hospitality Group Manager, Inc.,
                                       Its Manager

                                       /s/ JOHN M. DUNN
                                       ----------------
                                       John M. Dunn, President

Seller:                    Encore Hotels of Princeton II, LLC
Purchaser:                 Ashford Evansville II LP
Property Address:          2828 Dixon, Princeton, Indiana  47670
Hotel:                     Fairfield Inn

                                       ENCORE HOTELS OF PRINCETON II, LLC
                                       By: Dunn Hospitality Group Manager, Inc.,
                                       Its Manager

                                       /s/ JOHN M. DUNN
                                       ----------------
                                       John M. Dunn, President

Seller:                    Encore Hotels of Terre Haute, LLC
Purchaser:                 Ashford Terre Haute LP
Property Address:          3325 U.S. 41 South, Terre Haute, Indiana  47802
Hotel:                     Hampton Inn

                                       ENCORE HOTELS OF TERRE HAUTE, LLC
                                       By: Dunn Hospitality Group Manager, Inc.,
                                       Its Manager

                                       /s/ JOHN M. DUNN
                                       ----------------
                                       John M. Dunn, President

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Seller:                    Encore Residential Hotels of Evansville, LLC
Purchaser:                 Ashford Evansville III LP
Property Address:          8283 E. Walnut Street, Evansville, IN  47715
Hotel:                     Residence Inn

                                       ENCORE RESIDENTIAL HOTELS OF EVANSVILLE,
                                       LLC
                                       By: Dunn Hospitality Group Manager, Inc.,
                                       Its Manager

                                       /s/ JOHN M. DUNN
                                       ----------------
                                       John M. Dunn, President

Seller:                    Hotel Investment, LLC
Purchaser:                 Ashford Evansville II LP
Property Address:          5400 Weston Drive, Evansville, IN  47712
Hotel:                     Fairfield Inn

                                       HOTEL INVESTMENT, LLC
                                       By: Evansville Hotel Corporation,
                                       its Manager

                                       /s/ JOHN M. DUNN
                                       ----------------
                                       John M. Dunn, President

Legal Owner:               Fifth Third Bank as Successor Trustee by merger to
                           The Citizens National Bank of Evansville, IN as
                           Trustee Under Land Trust Agreement dated July 16,
                           1990
Purchaser:                 Ashford Evansville I LP
Property Address:          8000 Eagle Lake, Evansville, IN  47715
Hotel:                     Hampton Inn

                                       DUNN FAMILY ASSOCIATES, LLP,
                                       an Indiana limited liability partnership, as Sole Beneficiary under Land
                                       Trust Agreement dated July
                                       16, 1990

                                       By: /s/ JOHN M. DUNN
                                       ----------------
                                       Name:  John M. Dunn

                                       As: Agent and Attorney-in-Fact for
                                           Beneficiary and as General Partner

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                                       PURCHASER:

                                       ASHFORD HOSPITALITY LIMITED PARTNERSHIP, a Delaware limited partnership

                                       By:    /s/ DAVID A. BROOKS
                                              ----------------------
                                       Name:  David A. Brooks
                                       Title: Vice President

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